UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 18, 2012

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

HPIL Holding Group issued a Press Release, dated July 17, 2012 announcing its change of business, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number Description

EXHIBIT INDEX

Exhibit No.                             Document Description

99.1                                         Press Release of HPIL Holding, dated July 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2012

HPIL HOLDING

(Registrant)

By:  /s/ Louis Bertoli

            Louis Bertoli, Chief Executive Officer and  President, Chairman and Director